Revenue	12 Months Ended
Dec. 31, 2017
Revenue
Revenue

(5) Revenue

For detailed information about our revenue recognition policies, see Note (3).

For revenue information by geographic region, see Note (28).

Revenue from construction contracts (contract revenue) is mainly included in software revenue and services revenue depending on the type of contract. In 2017, revenue of €317 million was recognized for all our construction contracts (2016: €280 million, 2015: €292 million). The status of our construction contracts in progress at the end of the reporting period accounted for under IAS 11 (Construction Contracts) was as follows:

Construction Contracts in Progress

€ millions	2017	2016	2015

Aggregate cost recognized (multi-year)	435	527	294
Recognized result (+ profit/– loss; multi-year)	–104	–174	20

Gross amounts due to customers	30	78	41

Recognized losses stated for 2017 and 2016 predominantly resulted from strategic customer co-innovation projects.